Banking on the Fourth Quarter Despite disappointing middle market deal flow so far this year, lenders expect fourth quarter activity to be seasonally higher. With year-to-date volume trailing by roughly 30% versus the prior year, most middle market participants have experienced lackluster volumes in 2015(1). However, in our observation, select lenders (especially those with a direct origination platform) saw a pickup in activity heading into September. Overall, the middle market still looks healthy as compared to the Broadly Syndicated Loan (“BSL”) space, which has succumbed to wider market volatility. Both middle market investor demand and appetite to finance new transactions show solid underpinnings. Additionally, pricing remains relatively stable, as compared to the BSL and high yield markets, owing to the middle market’s ongoing supply/demand imbalance. Looking ahead, lenders anticipate an uptick in activity, based on growing deal pipelines. Though they expect non-sponsored issuance to remain flat, lenders are counting on an increase in sponsored transactions (See Figure 1, right), which to date have only reached $35.7 billion this year (versus $51.9 billion during the corresponding period in 2014)(1). As Predicted, Energy Disappoints Within leveraged lending, sector performance diverged widely this quarter. The broad S&P Leveraged Loan Index was essentially flat, while the oil and gas sector retreated materially. Following HY, cracks have surfaced in the BSL space and, to a lesser extent, in the middle market. As we have maintained for some time, defaults in the energy sector will likely materialize as companies confront a refinancing wall. In our opinion, this realization has contributed to the sector’s most recent rise in yields, reaching 1,139 bps towards the end of September, as opposed to 653 bps at the same time last year (See Figure 2). Higher yields may appear tempting—and at some point, opportunities will emerge—however, in our view, we have yet to reach the inflection point. Third Quarter 2015 Capital Markets Outlook Commentary and Perspectives from Fifth Street Asset Management “I don’t think people understand how much this move in oil is going to affect the high-yield market.” - Leonard M. Tannenbaum Financial Times, 1/19/15 October 26, 2015 Figure 2 Figure 1 0% 10% 20% 30% 40% 50% 60% Non-Sponsored Sponsored % of respondents Source: Thomson Reuters LPC Middle Market Weekly; As of 9/25/15. Source: Thomson Reuters LPC Middle Market Outlook Survey; 10/2/15. 400 500 600 700 800 900 1,000 1,100 1,200 22-Sep-14 7-Oct-14 22-Oct-14 6-Nov-14 21-Nov-14 6-Dec-14 21-Dec-14 5-Jan-15 20-Jan-15 4-Feb-15 19-Feb-15 6-Mar-15 21-Mar-15 5-Apr-15 20-Apr-15 5-May-15 20-May-15 4-Jun-15 19-Jun-15 4-Jul-15 19-Jul-15 3-Aug-15 18-Aug-15 2-Sep-15 17-Sep-15 Retail Oil and Gas Manufacturing Healthcare Automotive Technology Overall Secondary Yield by Sector Avg. Secondary

New CLO Rules Offer New Avenues for Growth U.S. middle market Collateralized Loan Obligation (“CLO”) issuance has been relatively consistent throughout the year, although volume has recently begun to taper off. Year-to-date, primary volume is just over $5.0 billion, representing 6.4% of total U.S. issuance of $78.3 billion, which compares favorably to just 5.2% of total issuance over the same period in 2014(2). Yet, the story dominating the CLO headlines is not centered on volume. Instead, as we noted last quarter, CLO managers have been focused on dimensioning the impact of the new U.S. and European risk retention rules that will soon take effect. In our view, the new rules will change the market dramatically. Structurally, a market that once had low barriers to entry will shift to one where substantial capital is required. We believe that senior floating rate funds stand to benefit the most from these rule changes over the course of the next year. We would also anticipate seeing higher yields, which are currently depressed due to CLO buyer demand. In particular, funds with locked in liabilities and considerable capital to invest appear optimally positioned. Even if CLO managers are able to untangle the complexities of implementation, we expect the cost of capital to rise dramatically. As a result, CLO fees should climb, albeit most likely at a lag. Foresighted managers with diverse platforms are exploring a number of ways to capitalize on the dislocation, when it unfolds. Those who already participate in the market will undoubtedly look to leverage the advantage that proprietary insights bring. Fifth Street Asset Management

BOCs Potential Benefciaries of New Liquidity Rules A Q&A with Leonard M. Tannenbaum Founder & Chief Executive Officer, FSAM In late September, the Securities and Exchange Commission (“SEC”) proposed several rule changes under the banner of the “liquidity risk management program.” Although the changes are targeted at the mutual fund industry, BDCs may become unintended beneficiaries. How would you describe the proposed rule changes as defined by the SEC? The SEC has proposed stronger measures to manage liquidity risks among open-end mutual funds and exchange traded funds (ETFs) when facing redemptions during periods of market turbulence. The new rules require funds to classify their assets according to how easily they could be converted to cash. Funds would then be mandated to keep a certain percentage of their portfolio in assets that could be liquidated, without materially impacting pricing, within a three-day window. What challenges do the underlying assets in ’40 Act mutual funds and bond ETFs currently face with respect to liquidity? These rule changes come at a time when the bond market is already hampered by less liquidity due to post-financial crisis regulation. In particular, Wall Street has been unable to make a market with any depth in corporate bonds. Prior to 2008, broker dealers would hold inventories; however, those inventories have fallen by nearly 80% in the post-crisis world(3). Given the lack of trading depth in the corporate bond market, formalizing guidelines around liquidity seems sensible, in our view. If the SEC’s proposed rules are enacted, do you expect closed-end structures to benefit from greater demand from investors who want exposure to middle market loans? Closed-end structures, which include BDCs, stand to benefit since the rules do not apply to them. As “permanent capital” vehicles, BDCs do not face the same issues with respect to redemptions. How will the changes impact financing for mid-market borrowers and their sponsors? If open-end funds have less latitude to hold illiquid assets, larger middle market issuers and their sponsors might find they have fewer options when it comes to financing. With less competition, BDCs and private funds would be well-positioned to capture a greater share of the opportunity. With a more limited investment universe, will returns decline for ’40 Act mutual funds and ETFs? The consequence of these proposed changes will be to increase holdings of more liquid but lower-yield securities. As a result, returns should decline. For example, funds may have a greater propensity to hold Treasuries, cash and other highly liquid marketable securities alongside debt. Yet, holding cash is suboptimal, since it drags on returns. Mutual funds might also elect to “right-size.” It is inherently easier to get rid of a smaller position than a larger position. So, funds might need to reduce their assets under management to make it easier to comply. How can liquidity requirements and alpha generation co-exist for “liquid alts” strategies? The newly proposed rules are especially tricky for funds that market themselves under the misnomer “liquid alternative.” These assets are not liquid-they are based on indicative quotes that are stale and not actionable. Part of the problem is that there is no single definition of “liquid.” Liquidity captures a point in time in a “normal” market. How do you define that? Simply because something isn’t “locked up” doesn’t necessarily make it liquid and being able to sell something in theory differs from being able to sell it in practice. Based on our 17 year-plus track record of originating and holding these types of assets, we know that only about 5% of issuance ever trades again after the first two weeks-beyond that, a bond is typically held until maturity. Bottom line: if a firm isn’t prepared to adhere to liquidity requirements, it should consider a hedge fund LP structure with quarterly redemptions. Fifth Street Asset Management

# Fifth Street Activity

New regulations are reshaping the middle market landscape—ranging from the SEC's liquidity management program to new risk retention rules for CLOs. In both cases, Fifth Street is at the forefront in responding, seeing through to the opportunities these challenges bring. For instance, as of 9/30/15, Fifth Street agented and syndicated $2.39 billion of deals (compared to $1.8 billion in all of 2014), according to Thomson Reuters LPC League Tables. Part of this can be attributed to winning a greater share of lead left business with larger sponsors—a trend we expect to continue as we streamline our syndication process, as highlighted further below.

### Modernizing Middle Market Lending

As previously announced, Fifth Street Asset Management has provided seed funding for MMKT Exchange LLC ("MMKT"), a new digital platform designed to introduce efficiency, liquidity and transparency to the outdated middle market loan syndication process, while increasing accessibility to a broader base of purchasers. This quarter, MMKT secured $5.9 million in backing from a group of strategic high net worth and institutional investors attracted by its value proposition.

The process for middle market loan syndications remains inefficient and cumbersome and has not changed in any meaningful way over the last few decades. Transactions are often agreed upon by phone, then settled by fax or email. Utilizing a first-class technology-based workflow solution, MMKT will deliver a secure, end-to-end platform that streamlines this process, saving time and money for all those involved.

A big problem today in the loan market is that many loans are not based on actual bids and offers, but instead on indicative quotes that may not be updated. The MMKT Exchange is intended to eventually expand into trading existing loans, which will help increase the amount of real bids, offers and quotes, bringing more liquidity and transparency to the industry.

### Fifth Street Dominates 2015 Middle Market CLO Issuance

Despite the turbulent market conditions and broader market volatility in August, Fifth Street Asset Management was able to price and close Fifth Street SLF II, Ltd. ("FS SLF II"), a $416.6 million CLO. FSAM's second actively managed CLO, FS SLF II also represents the third debt securitization across the broader platform since our inaugural issue in February 2015. Cumulatively, the three securitizations account for roughly 20% of all middle market CLO capital raised so far this year[4].

With a four-year reinvestment period, FS SLF II is mainly invested in middle market senior secured loans sourced and originated through the Fifth Street platform. Fifth Street CLO Management LLC retained five percent of the securities in every class, which ranged from from Aaa/AAA through Ba3 along with unrated subordinated notes.

In our view, the expansion of our CLO platform and healthy demand from institutional investors endorses both the power of our direct origination platform as well as the potential of the middle market.

*(1) Thomson Reuters LPC's 4Q15 MM Investor Outlook Survey;10/2/15. | (2) S&P Capital IQ LCD Global CLO Report; as of 9/30/15. None of S&P, its affiliates or their suppliers guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. In no event shall S&P, its affiliates or any of their suppliers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of S&P information. | (3) SEC IM Guidance Update, January 2014. | (4) The CLO Salmagundi: Middle-Market CLO Update (Wells Fargo Securities, LLC Structured Products Research), as of 9/9/15.*

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**Fifth Street Asset Management Inc.** (NASDAQ:FSAM) is a nationally recognized credit-focused asset manager. The firm has over $5 billion of assets under management across two publicly-traded business development companies, Fifth Street Finance Corp. (NASDAQ:FSC) and Fifth Street Senior Floating Rate Corp. (NASDAQ:FSFR), as well as multiple private investment vehicles. The Fifth Street platform provides innovative and customized financing solutions to small and mid-sized businesses across the capital structure through complementary investment vehicles and co-investment capabilities. With over a 17-year track record focused on disciplined credit investing across multiple economic cycles, Fifth Street is led by a seasoned management team that has issued billions of dollars in public equity, private capital and public debt securities. Fifth Street's national origination strategy, proven track record and established platform are supported by nearly 100 professionals across locations in Greenwich, Chicago and San Francisco.

FIFTHSTREET

Robyn Friedman, Senior Vice President, Head of Investor Relations
rfriedman@fifthstreetfinance.com | (203) 681-3723

www.fifthstreetfinance.com

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